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                                                                   Exhibit 10.19

[IMPERIAL BANK LETTERHEAD]

December 15, 1999

Mr. David Wirthlin
Integrated Information Systems, Inc.
1560 West Fountainhead Pkwy, Suite 200
Tempe, AZ 85282

RE: LEASE DOCUMENTS

Dear Mr. Wirthlin:

Imperial Bank Equipment Leasing, a division of Imperial Bank ("Lessor"), is pleased to present the enclosed Standard Schedule 003 to Master Lease dated April 8, 1999 and supporting documents to Integrated Information Systems, Inc. ("Lessee") for the lease financing of your equipment acquisition. The following is a summary of the terms and conditions of the lease:

  LESSEE:                               INTEGRATED INFORMATION SYSTEMS, INC.

  EQUIPMENT:                            COMPUTER EQUIPMENT

  EQUIPMENT ACQUISITION COST:           $600,000.00

  INITIAL BASE LEASE TERM:              30 MONTHS

  MONTHLY RENTAL (Lease Rate Factor):   3.6989%

  SECURITY DEPOSIT:                     EQUAL TO ONE MONTH RENT PLUS APPLICABLE
                                        TAX TO BE APPLIED TO THE LAST INITIAL
                                        MONTH RENT PAYMENT

  DOCUMENTATION FEE:                    0.1% OF EQUIPMENT COST

  END OF TERM OPTIONS:                  FAIR MARKET VALUE

THIS LEASE SCHEDULE IS SUBJECT TO CREDIT APPROVAL AND MUTUALLY ACCEPTABLE LEASE DOCUMENTATION. Please execute the lease documents by your authorized signature where indicated and return the original to Imperial Bank along with a check in the amount of $48,182.64 (refer to Schedule 003 included). If this transaction is approved and accepted by Imperial Bank, the amount will be applied to your first and last Initial Term Rent payments plus a documentation fee as indicated above. If this transaction is not approved and accepted by Imperial Bank for credit reasons or otherwise, the amount will be promptly returned.

We appreciate this opportunity and look forward to a long-term relationship with Integrated Information Systems, Inc. If I may be of further assistance, please feel free to call me toll free at (877) 935-3274, extension 3149.

Sincerely,

/s/ Meghan K. O'Brien

Meghan K. O'Brien
Lease Documentation Specialist

Enclosures

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                                SCHEDULE NO. 003
                         DATED AS OF DECEMBER 15, 1999

               A SCHEDULE MADE PURSUANT TO MASTER LEASE AGREEMENT
                           DATED AS OF APRIL 8, 1999,
        BETWEEN IMPERIAL BANK EQUIPMENT LEASING DIVISION, A DIVISION OF
                           IMPERIAL BANK, AS LESSOR,
              AND INTEGRATED INFORMATION SYSTEMS, INC., AS LESSEE

The terms and conditions of this Schedule incorporate the terms and conditions of the Master Lease Agreement identified above. Capitalized terms not defined in this Schedule shall have the meanings assigned to them in the Master Lease Agreement.

I. EQUIPMENT

The Equipment covered by this Schedule is described on Schedule A, attached.

II. ADDRESSES FOR LESSEE AND LESSOR:
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(A) Lessee's Address(es):
    (1) Chief Executive Office Address:        1560 WEST FOUNTAINHEAD PARKWAY, SUITE 200
                                               TEMPE, ARIZONA 85282

    (2) Lessee's Address to Receive Invoices:  1560 WEST FOUNTAINHEAD PARKWAY, SUITE 200
                                               TEMPE, ARIZONA 85282

        Contact Name:                          DAVID WIRTHLIN, CFO
        Contact Phone Number:                  (602) 470-1630
        Contact Facsimile Number:              (602) 731-3614

    (3) Lessee's Address to Receive Notices:   SAME

        Contact Name:                          SAME
        Contact Phone Number:
        Contact Facsimile Number:

(B) Lessor's Addresses:
    (1) Chief Executive Office:                IMPERIAL BANK EQUIPMENT LEASING DIVISION
                                               9920 SOUTH LA CIENEGA BOULEVARD, SUITE 903
                                               INGLEWOOD, CA 90301

    (2) Address for Payments:                  IMPERIAL BANK EQUIPMENT LEASING DIVISION
                                               PAYMENT PROCESSING
                                               9920 SOUTH LA CIENEGA BOULEVARD, SUITE 903
                                               INGLEWOOD, CA 90301
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III. FINANCIAL TERMS

(A) Equipment Acquisition Cost:         $600,000

(B) Equipment Location:                 1560 WEST FOUNTAINHEAD PARKWAY, SUITE 200
                                        TEMPE, ARIZONA 85282

(C) Initial Term (number of months):    30 MONTHS

(D) Initial Term Commencement Date:     1ST DAY OF THE MONTH FOLLOWING ACCEPTANCE DATE
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(E) Lease Rate Factor:        FLOAT TO FUND:
                              THE MONTHLY LEASE RATE FACTOR OF 0.036989 MAY BE
                              ADJUSTED BY 0.00011 FOR EVERY 25 BASIS POINT
                              (0.0025) INCREASE IN THE YIELD OF THE LIKE-TERM
                              U.S. TREASURY NOTE ("T-NOTE"). THE LIKE-TERM
                              T-NOTE IS DEFINED AS THAT SECURITY ISSUED BY THE
                              U.S. DEPARTMENT OF TREASURY WITH A MATURITY MOST
                              CLOSELY MATCHING THE MATURITY OF THE PROPOSED
                              LEASE AS QUOTED IN THE WALL STREET JOURNAL. THE
                              LIKE-TERM T-NOTE RATE FOR THE PURPOSE OF THIS
                              SCHEDULE IS 5.71%. THE MONTHLY LEASE RATE FACTOR
                              SHALL BE FIXED AS OF THE DATE OF FINAL ACCEPTANCE
                              AND WILL REMAIN CONSTANT THROUGHOUT THE TERM OF
                              THE LEASE.

(F) Daily Lease Rate Factor:  0.001233 REFER TO ITEM (F) OF THIS SCHEDULE.

(G) Acceptance Date:          TBD

(H) Lessee's Federal Tax ID:  TBD

(I) Seller:                   VARIOUS

(J) Casualty Value:           SEE MASTER LEASE AGREEMENT PARA VII(c)

(K) Security Deposit:         EQUAL TO ONE MONTH RENT PLUS APPLICABLE TAX TO BE
                              APPLIED TO THE LAST INITIAL MONTH RENT PAYMENT

(L) Purchase Option:          FAIR MARKET VALUE

(M) Documentation Fee:        0.1% OF EQUIPMENT COST


IV. RENT AND TERM

(A) Rent:                     $22,193.40 PLUS APPLICABLE TAX

(B) Due with Documentation:   $48,182.64 = ($22,193.40 RENT + $1,597.92 TAX +
                              $22,193.40 SECURITY DEPOSIT + $1,597.92 TAX + $600
                              DOCUMENTATION FEE)

(C) Rent Due Date:            1ST OF THE MONTH

(D) Rent past due after:      10 DAYS

(E) Late Payment Fee:         1.5%
    (Not to exceed maximum
     rate permitted by
     applicable Law)

(F) Rental Period:            MONTHLY IN ADVANCE

(G) Required Notice:          NO LESS THAN 90 DAYS OR NO MORE THAN 365 DAYS
                              PRIOR TO LEASE TERMINATION

LESSEE, BY THE SIGNATURE BELOW OF ITS AUTHORIZED REPRESENTATIVE, ACKNOWLEDGES THAT IT HAS READ THIS LEASE, UNDERSTANDS IT, AND AGREES TO BE BOUND BY ITS TERMS AND CONDITIONS.

LESSOR:    IMPERIAL LEASING                  LESSEE:  INTEGRATED INFORMATION
           A DIVISION OF IMPERIAL BANK                SYSTEMS, INC.

Signature:                                   Signature: /s/ David A. Wirthlin
           ---------------------------                  ---------------------

Name:                                        Name:      David A. Wirthlin
           ---------------------------                  ---------------------

Title:                                       Title:     CFO
           ---------------------------                  ---------------------

                                  SCHEDULE "A"
                         TO EQUIPMENT SCHEDULE NO. 003
                 TO MASTER LEASE AGREEMENT (THE "MASTER LEASE")
                           DATED AS OF APRIL 8, 1999
        BETWEEN IMPERIAL BANK EQUIPMENT LEASING DIVISION, A DIVISION OF
                           IMPERIAL BANK, AS LESSOR,
              AND INTEGRATED INFORMATION SYSTEMS, INC., AS LESSEE

                                 EQUIPMENT LIST

EQUIPMENT DESCRIPTION                   QUANTITY     ESTIMATED COST
---------------------                   --------     --------------

TOTAL COST OF EQUIPMENT                               $600,000.00







LESSOR INITIALS:                        LESSEE INITIALS:        DAW
                 ------------------                      ----------------

                                  SCHEDULE "B"
                         TO EQUIPMENT SCHEDULE NO. 003
                 TO MASTER LEASE AGREEMENT (THE "MASTER LEASE")
                           DATED AS OF APRIL 8, 1999
        BETWEEN IMPERIAL BANK EQUIPMENT LEASING DIVISION, A DIVISION OF
                           IMPERIAL BANK, AS LESSOR,
              AND INTEGRATED INFORMATION SYSTEMS, INC., AS LESSEE

                          EQUIPMENT RETURN PROVISIONS

Upon the expiration or other permitted termination of this Schedule or any extension thereof, Lessee, at its sole cost, risk, and expense, will return to Lessor all, (but not less than all), of the Equipment then subject Schedule to a location in the continental United States specified by Lessor. Lessee shall be responsible at its sole cost and expense, for (a) the de-installation, removal and packaging of the Equipment (including, but not limited to, any and all applicable software, all manuals, maintenance records, maintenance record jackets, repair orders and all other similar documents) in a manner suitable for cartage by a common commercial carrier acceptable to Lessor, and (b) the transportation of the Equipment, upon written notification by Lessor, as to the date and destination of the shipping. Such Equipment, upon return, shall be free and clear of all mortgages, liens, security interest, charges, encumbrances and claims. If Lessor shall so require, Lessee shall provide free and safe storage, as well as maintain sufficient insurance coverage (as specified in the Master Lease) for such Equipment for a period not to exceed 120 days from the expiration date or the last day of any extension period therefor.

Upon return of such Equipment, Lessor or its agent shall inspect the Equipment. If any item of Equipment is not returned to Lessor, it shall be deemed to be a casualty and an Event of Loss during the Lease Term. In the event Lessor determines that repairs, additions or replacements are necessary to place the Equipment in the same condition as when originally leased to Lessee (reasonable wear and tear excepted), which at a minimum will require that the Equipment be in complete and running condition with no missing or damaged components and certified as being eligible for the Seller's or the manufacturer's generally available maintenance contract at then prevailing prices.

If Lessor determines that the Equipment (after inspection) is damaged or worn beyond normal wear and tear, Lessor or Lessor's agent will prepare an Equipment Repair Notice ("ERN") which fully describes the repairs and the estimated cost required to place the Equipment in complete and running condition, and certified as being eligible for the Seller's or the manufacturer's generally available maintenance contract. Lessee shall pay such invoiced costs which shall include an Equipment Inspection Fee equal to one-tenth (.1%) percent of the applicable Equipment Schedule's "first cost," within ten (10) days of the date of the Equipment Repair Notice. In the event Lessee fails to remit payment to Lessor within ten (10) days of receiving such Equipment Repair Notice, Lessee shall pay to Lessor, interim Rent equal to the Daily Lease Rate Factor, multiplied by the Equipment Cost as specified in the applicable Schedule, for each day in excess of Lease Term of the applicable Equipment Schedule, until such payment is made.

At the time of return, the Equipment shall be (I) in compliance with all applicable federal, state and local laws; and (II) free of all advertising or insignia thereon by Lessee.

Hold Harmless. Lessee agrees that Lessor will be held harmless for any damages to disassembly site if Lessee or Lessee's agent causes disassembly.

Insurance on Equipment during return. Lessee will obtain and pay for a policy of transit insurance for the delivery period in an amount equal to the higher of Replacement Value or Casualty Value of the Equipment and Lessor shall be named as loss payee on such policies.

Any further Return Instructions more specifically related to the Equipment (if applicable) shall be attached as Exhibit "C" Additional Return Provisions.

LESSOR INITIALS:                        LESSEE INITIALS: /s/ DAW
                 ---------------------                   ---------------------
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                            INSURANCE AUTHORIZATION

                                                  LEASE DATED: DECEMBER 15, 1999

LESSOR:  IMPERIAL BANK EQUIPMENT LEASING DIVISION, a division of Imperial Bank
ADDRESS: 9920 South La Cienaga Boulevard, Inglewood, California 90301

LESSEE:  INTEGRATED INFORMATION SYSTEMS, INC.
ADDRESS: 1560 WEST FOUNTAINHEAD PKWY, SUITE 200, TEMPE, AZ 85282

EQUIPMENT INFORMATION
NO. of ITEMS DESCRIPTION OF EQUIPMENT (Model, Serial No. etc.)  ESTIMATED COST
                                                                $  600,000.00
               Refer to attached Schedule "A"                   $
                                                                $
                                                            TAX $

EQUIPMENT LOCATION Address (Include County)      ADDITIONAL AMOUNTS (Describe)
1560 WEST FOUNTAINHEAD PKWY, SUITE 200                          $
TEMPE, AZ 85282                                                 $
                                           TOTAL ESTIMATED COST $  600,000.00

TO: INSURANCE AGENT OR BROKER

     We are entering into an Equipment Lease or Lease and Security Agreement to Master Lease Agreement with Imperial Bank Equipment Leasing Division, a division of Imperial Bank ("Lessor") for the equipment described above ("Equipment"). The Lease requires us to carry physical damage and third party liability insurance on the Equipment as described below.

     Please arrange this insurance for our account with insurance companies rated A or better by A.M. Best Company and immediately send a certificate of insurance or binder specifically describing all required amounts and endorsements to:

     IMPERIAL BANK EQUIPMENT LEASING DIVISION, A division of Imperial Bank 9920 South La Cienaga Boulevard, Suite 903, Inglewood, California 90301
                                Attn: Operations

I. PHYSICAL DAMAGE INSURANCE

     A. All Risks coverage (including earthquake and flood) for the Equipment in an amount equal to its Total Estimated Cost (to be adjusted to its actual Total Cost after the Acceptance Date).

     B. Endorsements (1) naming Lessor as an additional insured and loss payee with respect to the Equipment, (2) providing 30 days' written notice to Lessor before coverage lapses or is cancelled or materially changed, and (3) providing that such coverage shall not be rescinded, impaired or invalidated by any act or neglect of Lessee.

II.  THIRD PARTY LIABILITY INSURANCE

     A. $1,000,000 combined single limit bodily injury and property damage coverage.

     B. Endorsements (1) naming Lessor as an additional insured with respect to the Equipment, (2) providing that such coverage is primary as to the Equipment without right of contribution from any other insurance, (3) providing 30 days' prior written notice to Lessor before coverage lapses or is cancelled or materially changed, and (4) providing that such coverage shall not be rescinded, impaired or invalidated by any act or neglect of Lessee.

Very truly yours,
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                                              Agent's Name, Address, City, State, Zip, Phone

INTEGRATED INFORMATION SYSTEMS, INC.
------------------------------------------    -----------------------------------------------
PRINT LESSEE'S NAME ABOVE                     AGENT'S NAME

                                              -----------------------------------------------
                                              ADDRESS

By: /s/ David Wirthlin
   ---------------------------------------    -----------------------------------------------
                                              ADDRESS

Printed Name:  David A. Wirthlin              Attn:
              ----------------------------           ----------------------------------------

Title:   CFO                                  Phone:
       -----------------------------------           ----------------------------------------
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